UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

BLACKHAWK NETWORK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)

001-35882	43-2099257
(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Stoneridge Mall Road
Pleasanton, CA 94588
(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code): (925) 226-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 18, 2015, Blackhawk Network Holdings, Inc. (the “Company”) entered into the Fourth Amendment (the “Fourth Amendment”) to the Credit Agreement by and among the Company, Wells Fargo Bank, National Association, as both lender and as administrative agent, and certain other financial institutions identified therein, as lenders, dated as of March 28, 2014, as amended by the First Amendment dated September 24, 2014, as amended further by the Second Amendment dated October 23, 2014, and as amended further by the Third Amendment dated June 19, 2015.
Pursuant to the Fourth Amendment, certain existing lenders agreed to provide additional term loans up to $100 million, provided that the Company consummates one or more acquisitions for aggregate cash consideration in excess of $100 million by February 29, 2016. In addition, the existing lenders agreed to make up to $400 million of revolving credit available on a year-round basis (previously $300 million with an additional $100 million available seasonally) and up to $200 million of letters of credit available on a year-round basis under the letter of credit sublimit (previously $100 million with an additional $100 million available seasonally).
The foregoing description of the Fourth Amendment is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibit

Exhibit No.	Description

10.1
Fourth Amendment dated December 18, 2015 to the Credit Agreement by and among Blackhawk Network Holdings, Inc., Wells Fargo Bank, National Association, as both lender and as administrative agent, and certain other financial institutions identified therein, as lenders, dated as of March 28, 2014, as amended by the First Amendment dated September 24, 2014, as amended by the Second Amendment dated October 23, 2014, and as further amended by the Third Amendment dated June 19, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK NETWORK HOLDINGS, INC.

Date: December 23, 2015	By:	/s/ Jerry Ulrich
	Name:	Jerry Ulrich
	Title:	Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Fourth Amendment dated December 18, 2015 to the Credit Agreement by and among Blackhawk Network Holdings, Inc., Wells Fargo Bank, National Association, as both lender and as administrative agent, and certain other financial institutions identified therein, as lenders, dated as of March 28, 2014, as amended by the First Amendment dated September 24, 2014, by the Second Amendment dated October 23, 2014, and by the Third Amendment dated June 19, 2015.